Report of Independent
Registered Public Accounting
Firm

To the Shareholders and Board
of Trustees of
Federated Institutional Trust:

In planning and performing our
audit of the financial statements
of Federated Institutional High
Yield Bond Fund (one of the
portfolios constituting Federated
Institutional Trust) (the ?Fund?)
as of and for the year ended
October 31, 2011, in accordance
with the standards of the Public
Company Accounting Oversight
Board (United States), we
considered the Fund?s internal
control over financial reporting,
including controls over
safeguarding securities, as a
basis for designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to
comply with the requirements of
Form N-SAR, but not for the
purpose of expressing an
opinion on the effectiveness of
the Fund?s internal control over
financial reporting.
Accordingly, we express no
such opinion.

The management of the Fund is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to
assess the expected benefits and
related costs of controls.  A
company?s internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the
reliability of financial reporting
and the preparation of financial
statements for external purposes
in accordance with generally
accepted accounting principles.
A company?s internal control
over financial reporting includes
those policies and procedures
that (1) pertain to the
maintenance of records that,  in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the
company; (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial
statements in accordance with
generally accepted accounting
principles, and that receipts and
expenditures of the company are
being made only in accordance
with authorizations of
management and directors of the
company; and (3) provide
reasonable assurance regarding
prevention or timely detection of
unauthorized acquisition, use or
disposition of a company?s
assets that could have a material
effect on the financial
statements.

Because of its inherent
limitations, internal control over
financial reporting may not
prevent or detect misstatements.
Also, projections of any
evaluation of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of changes
in conditions, or that the degree
of compliance with the policies
or procedures may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of
a control does not allow
management or employees, in
the normal course of







performing their assigned
functions, to prevent or detect
misstatements on a timely basis.
A material weakness is a
deficiency, or a combination of
deficiencies, in internal control
over financial reporting, such
that there is a reasonable
possibility that a material
misstatement of the company?s
annual or interim financial
statements will not be prevented
or detected on a timely basis.

Our consideration of the Fund?s
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be material
weaknesses under standards
established by the Public
Company Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the Fund?s
internal control over financial
reporting and its operation,
including controls over
safeguarding securities, that we
consider to be a material
weakness as defined above as of
October 31, 2011.



This report is intended solely for
the information and use of
management and the Board of
Trustees of the Fund and the
Securities and Exchange
Commission and is not intended
to be and should not be used by
anyone other than these
specified parties.




	Ernst & Young LLP



Boston, Massachusetts
December 23, 2011